UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  April 18, 2023

BLOOMIN’ BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35625	20-8023465
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2202 North West Shore Boulevard, Suite 500, Tampa, FL 33607
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code  (813) 282-1225

 N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class		Trading Symbol(s)	Name of each exchange on which registered
Common Stock	$0.01 par value	BLMN	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 18, 2023, the stockholders of Bloomin’ Brands, Inc. (the “Company”) at its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) approved amendments (the “Amendments”) to the Company’s Fourth Amended and Restated Certificate of Incorporation (the “Charter”) to (a) provide stockholders holding a combined 25% or more of the Company’s common stock with the right to request special meetings of stockholders (the “Special Meeting Amendment”) and (b) permit the exculpation of officers consistent with changes to Delaware General Corporation Law. In order to implement these amendments, the Company filed the Fifth Amended and Restated Certificate of Incorporation (the “Amended Charter”) that incorporated these Amendments into the Charter with the Division of Corporations of the State of Delaware on April 19, 2023.

In connection with the implementation of the Special Meeting Amendment and to address the universal proxy rules promulgated by the U.S. Securities and Exchange Commission as set forth in Rule 14a-19 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Board of Directors (the “Board”) of the Company approved and adopted the Fourth Amended and Restated Bylaws of the Company (the “Amended Bylaws”).

As discussed in the definitive proxy statement filed on March 6, 2023 (the “Proxy Statement”) with respect to the Annual Meeting, to establish procedural safeguards regarding stockholders’ right to request a special meeting, the Special Meeting Amendment requires compliance with the Company’s bylaws, which have been amended through adoption of the Amended Bylaws to provide for the following, among other requirements:

•To request a special meeting, stockholders must hold, at the time the special meeting request is delivered, net long beneficial ownership of at least 25% of the outstanding shares of common stock for at least one year. The definition of net long beneficial ownership includes shares of common stock that have the sole power to vote or direct the voting, the sole economic interest (including the sole right to profits and the sole risk of loss), and the sole power to dispose of or direct the disposition, subject to certain exclusions.

•Stockholders that request a special meeting must provide the Company with the purpose of the requested special meeting, provide the same information and representations that would be required to propose that action or nominate a candidate at an annual meeting and provide the text of any resolutions to be considered by stockholders at the special meeting, among other information.

•The requesting stockholders must maintain net long beneficial ownership of at least 25% of the Company’s outstanding shares of common stock through any special meeting called as a result of a special meeting request.

•The right of stockholders to request a special meeting would not be available in a limited number of circumstances, including: (a) if the special meeting request does not comply with the requirements of the Company’s governing documents; (b) if the special meeting request relates to an item of business that is not a proper subject for action by the stockholders of the Company under applicable law; (c) if a special or annual meeting of stockholders has been called or is called to be held within 90 days after the Company receives a valid special meeting request and the Board determines that the business at the annual or special meeting of stockholders includes the business in the stockholders’ special meeting request; (d) if a special meeting request is received by the Company during the period commencing 90 days prior to the first anniversary of the date of the most recent annual meeting and ending on the date of the final adjournment of the next annual meeting; (e) if an identical or substantially similar item was presented at a meeting of stockholders held within 120 days before the Company received the special meeting request (the nomination, election or removal of directors is a similar item with respect to all items involving the nomination, election or removal of directors, changing the size of the Board, or filling vacancies); (f) if two or more stockholder-requested special meetings have been held in the 12 months prior to the date that the special meeting request is received by the Company; or (g) if the special meeting request was made in a manner that involved a violation of Regulation 14A under the Exchange Act or other applicable law.

The Amended Bylaws also update the procedural mechanics and disclosure requirements in connection with nominations of persons for election to the Board pursuant to Rule 14a-19 under the Exchange Act and, upon request of the Company, require a stockholder to deliver reasonable evidence of compliance with Rule 14a-19 no later than five business days prior to the date of the applicable meeting of stockholders and make other non-substantive changes. The Amended Bylaws took effect upon adoption thereof.

The foregoing descriptions of the Amended Charter and Amended Bylaws are qualified in their entirety by reference to the full text of the Amended Charter and Amended Bylaws, copies of which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders

On April 18, 2023, the Company held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). A total of 80,362,456 shares of Common Stock, representing 91.73% of the shares outstanding and eligible to vote and constituting a quorum, were represented in person or by valid proxies at the Annual Meeting. The results of voting on each of the matters submitted to a vote of security holders at the Annual Meeting are as follows:

1.Stockholders elected each of the following six nominees as a director to serve for a one-year term expiring at the 2024 annual meeting of stockholders and until their successors have been duly elected and qualified, as set forth below.

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Julie Kunkel	72,752,246	347,710	19,118	7,243,382
Tara Walpert Levy	71,139,452	1,960,917	18,705	7,243,382
Melanie Marein-Efron	72,750,367	348,616	20,091	7,243,382
James R. Craigie	71,946,550	1,153,432	19,092	7,243,382
David J. Deno	72,680,463	419,080	19,531	7,243,382
Lawrence V. Jackson	70,254,804	2,845,405	18,865	7,243,382

2.Stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2023, as set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
77,468,621	2,860,044	33,791	—

3.Stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
71,369,243	1,709,125	40,706	7,243,382

4.Stockholders approved the amendments to the Company’s Fourth Amended and Restated Certificate of Incorporation (the “Charter”) to provide stockholders holding a combined 25% or more of the Company’s common stock with the right to request special meetings of stockholders (the “BLMN Special Meeting Proposal”), as set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
67,591,503	1,083,822	4,443,749	7,243,382

5.Stockholders approved the amendments to the Company’s Charter to permit the exculpation of officers consistent with changes to Delaware General Corporation Law, as set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
60,679,570	9,690,638	2,748,866	7,243,382

6.Stockholders approved a stockholder proposal to adopt a stockholder right to call a special stockholder meeting (the “Stockholder Special Meeting Proposal”), as set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
36,835,860	36,242,814	40,400	7,243,382

While both the BLMN Special Meeting Proposal and the Stockholder Special Meeting Proposal were approved by the Company’s stockholders, as described in the Proxy Statement, the Company implemented the BLMN Special Meeting Proposal through the filing of the Amended Charter and adoption of the Amended Bylaws. The Company considers the approval of the Stockholder Special Meeting Proposal as supporting the BLMN Special Meeting Proposal.

7.Stockholders did not approve a stockholder proposal requesting that the Company issue near- and long-term science-based greenhouse gas (GHG) reduction targets, as set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
31,269,255	41,683,380	166,439	7,243,382

Item 9.01    Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

3.1	Fifth Amended and Restated Certificate of Incorporation of Bloomin’ Brands, Inc.
3.2	Fourth Amended and Restated Bylaws of Bloomin’ Brands, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLOOMIN’ BRANDS, INC.
(Registrant)

Date:	April 19, 2023	By:	/s/ Kelly Lefferts
Kelly Lefferts
Executive Vice President, Chief Legal Officer and Secretary